SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                            SCHEDULE 14A INFORMATION

                                ----------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Wilshire Oil Company of Texas
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.


1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)  Total Fee Paid:

________________________________________________________________________________

      Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:___________________________________________________

2)  Form, Schedule or Registration Statement No.______________________________

3)  Filing party:_____________________________________________________________

4)  Date Filed:_______________________________________________________________

                          WILSHIRE OIL COMPANY OF TEXAS

                                921 BERGEN AVENUE
                         JERSEY CITY, NEW JERSEY 07306

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WILSHIRE OIL COMPANY OF TEXAS, a Delaware corporation (hereinafter called the "Company"), will be held at the Marriott at Glenpointe Hotel, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666 at 2:00 P.M. on Friday, July 19, 2002, for the following purposes:

     (1) To elect 3 directors of the Company to serve until successors are elected and qualified.

     (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 24, 2002, as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting.

     Directions to the Marriott at Glenpointe Hotel are included on the back page of the Proxy Statement.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO UNITED STATES POSTAGE.

                                              By Order of the Board of Directors

                                                 /s/ S. WILZIG IZAK
                                                 -------------------------------
                                                 S. WILZIG IZAK
                                                 Chairman of the Board

Dated: May 29, 2002



--------------------------------------------------------------------------------
                You are cordially invited to join us for lunch,
                       prior to the meeting, at 1:00 p.m.
--------------------------------------------------------------------------------

                          WILSHIRE OIL COMPANY OF TEXAS
                                921 BERGEN AVENUE
                          JERSEY CITY, NEW JERSEY 07306

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2002

                            ------------------------

     This Proxy Statement and the accompanying form of proxy, which were first sent to stockholders on or about May 29, 2002 are submitted in connection with the solicitation of proxies for the Annual Meeting of Stockholders by the Board of Directors of Wilshire Oil Company of Texas (the "Company") to be held on July 19, 2002 at 2:00 P.M. or any adjournment thereof (the "Annual Meeting"). The close of business on May 24, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of April 30, 2002, 7,865,888 shares of common stock ($1.00 par value) of the Company ("Common Stock") were outstanding and entitled to vote at the Annual Meeting, each such share being entitled to one vote.

     A form of proxy is enclosed designating W. Martin Willschick and Ernest Wachtel as proxies to vote shares at the Annual Meeting. Each proxy in that form properly signed and received prior to the meeting will be voted as specified in the proxy or if not specified, for the election as directors of those nominees named in this Proxy Statement. Should any nominee for director named in this Proxy Statement become unavailable for election, which is not anticipated, it is intended that the persons acting under the proxies will vote for the election in his stead of such other person as may be nominated by the Board of Directors.

     At the time this Proxy Statement was mailed to stockholders, management was not aware that any matter other than the election of directors would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

     Each stockholder who returns a proxy on the enclosed form has the right to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any shareholder may attend the Annual Meeting and vote in person whether or not he has previously given a proxy.

     The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. The nominees for director receiving a plurality of votes cast at the Annual Meeting will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director and will not affect the outcome of the election of directors.

     The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and will reimburse them for their expenses. In addition to the use of the mail, and without additional compensation therefor, proxies may be solicitated in person or by telephone, facsimile or telegram by officers and regular employees of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Based on information available to the Company, the Company believes that the following persons held beneficial ownership of more than five percent of the outstanding Common Stock as of April 30, 2002:

NAME AND ADDRESS                             AMOUNT AND NATURE OF       PERCENT
OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP       OF CLASS
-------------------                          --------------------       --------
Siggi B. Wilzig .............................     764,674 (1)            9.72%
  921 Bergen Avenue
  Jersey City, New Jersey 07306

Dimensional Fund Advisors, Inc...............     747,885 (2)            9.49%
  1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90401

----------

(1) Mr. Wilzig, former Chairman and President of the Company, serves as the Senior Consultant to the Company at a remuneration of $135,000 per year. His duties include financial and personnel matters, purchases and sales and other transactions with respect to the Company's assets.

(2) Pursuant to a filing with the Securities and Exchange Commission which reported beneficial ownership as of January 30, 2002, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, disclosed that it is deemed to have beneficial ownership of 747,885 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


          BOARD OF DIRECTORS AND ITS COMMITTEES; DIRECTOR COMPENSATION

     The Company is incorporated under the laws of the State of Delaware. The interests of stockholders of the Company are represented by the Board of Directors, which oversees the business and management of the Company. This solicitation of proxies is intended to give all stockholders the opportunity to vote for the persons who are to be their representatives, as directors, in the governance of the Company.

     The Company's current Restated Certificate of Incorporation and By-Laws provide for a seven member Board of Directors divided into three classes of directors serving staggered three-year terms. The term of office of directors in Class I expires at the 2002 Annual Meeting, Class II at the next succeeding Annual Meeting and Class III at the following succeeding Annual Meeting. Three Class I nominees are named in this Proxy Statement.

     The Board of Directors of the Company holds periodic meetings as necessary to deal with matters which it must consider. During 2001, the Board met a total of 5 times. All directors attended at least 75% of the meetings of the Board and Committees on which they served.

     The Board of Directors has an Executive Committee which consists of W. Martin Willschick, Ernest Wachtel and S. Wilzig Izak. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters. The Executive Committee met 4 times during the past year.

     The Board of Directors appoints an Audit Committee, comprised entirely of directors who are not officers of the Company. The members of the Audit Committee are Messrs. Milton Donnenberg, Eric J. Schmertz and W. Martin Willschick. The duties of the Audit Committee include recommending to the Board the selection of independent public accountants and reviewing their compensation and conferring with the independent public accountants and certain officers of the Company to ensure the adequacy of the Company's internal controls. During the past year, the Audit Committee met 4 times.

     The Board of Directors of the Company does not have a Nominating Committee or a Compensation Committee, but the functions which would be performed by such committees are performed by the Board. The Board will consider nominations for directors by stockholders. Under the Company's by-laws, a stockholder must give the Company at least 60 but not more than 90 days prior notice of such stockholder's intention to nominate a person for election as a director; provided that if the date of the annual meeting is first publicly announced less than 70 days prior to the meeting, such prior notice shall be given not more than 10 days after such meeting is first publicly announced. The Company's by-laws describe the written information that must be submitted with any such nomination. A shareholder seeking to nominate a person to serve on the Board who fails to submit the necessary documentation will be precluded from making such a nomination.

     The Board has a Stock Option Committee, which administers the Company's stock option plans. This Committee, comprised of W. Martin Willschick, Milton Donnenberg, and Ernest Wachtel, met once during the past year.

     Each director other than S. Wilzig Izak receives an annual fee of $11,000. Members of the Executive Committee other than S. Wilzig Izak also receive an annual fee of $4,000 and members of the Audit Committee and Stock Option Committee also receive an annual fee of $2,000.


                        PROPOSAL 1--ELECTION OF DIRECTORS

     Three directors, constituting the Class I Directors, are to be elected at the 2002 Annual Meeting for three-year terms expiring in 2005. There is no cumulative voting; accordingly, proxies cannot be voted for more than three nominees. The Board's nominees for Class I Directors are Eric J. Schmertz, Esq., Dr. William J. Schwartz and Miles Berger.

     The information provided below with respect to director nominees and present directors includes (1) name, (2) class, (3) principal occupation, business experience during the past five years and age, (4) the year in which he or she became a director and (5) number and percentage of shares of Common Stock of the Company beneficially owned. This information has been furnished by the directors.

                                                                                                       SHARES OF
                                                                                                     COMMON STOCK
                                                                                        YEAR         BENEFICIALLY
                                                                                       BECAME          OWNED ON
                                                                                      DIRECTOR      APRIL 30, 2002
                                               PRINCIPAL OCCUPATION                    OF THE       AND PERCENTAGE
NAME                           CLASS               AND AGE (A)                         COMPANY        OF CLASS (B)
----                           -----           --------------------                   ---------     --------------
Miles Berger................    I         Chairman of Berger Organization,              2002                 0 (g)
                                          Real Estate Management and                                        (0%)
                                          Development Company,
                                          Newark, N.J. Age 49

Milton Donnenberg ..........    II        Formerly President, Milton Donnenberg         1981            22,460 (e)
                                          Assoc., Realty Management,                                       (0.29%)
                                          Carlstadt, N.J. Age 79.

S. Wilzig Izak .............    II        Chairman of the Board since                   1987            89,119 (c)
                                          September 20, 1990; Chief                                        (1.13%)
                                          Executive Officer since May
                                          1991; Executive Vice President
                                          (1987-1990); prior thereto, Senior
                                          Vice President. Age 43.

                                                                                                       SHARES OF
                                                                                                     COMMON STOCK
                                                                                        YEAR         BENEFICIALLY
                                                                                       BECAME          OWNED ON
                                                                                      DIRECTOR      APRIL 30, 2002
                                               PRINCIPAL OCCUPATION                    OF THE       AND PERCENTAGE
NAME                           CLASS               AND AGE (A)                         COMPANY        OF CLASS (B)
----                           -----           --------------------                   ---------     --------------
Eric J. Schmertz, Esq.......    I        Of Counsel to the Dweck law firm;             1983             23,218 (e)
                                         Distinguished Professor Emeritus                                  (0.29%)
                                         and formerly Dean, Hofstra University
                                         School of Law, Hempstead, N.Y.
                                         Age 76.

Dr. William J. Schwartz ....    I        Chief of Ophthalmology, Good                  1983         147,090 (d)(e)
                                         Samaritan Hospital, Suffern, N.Y.                                 (1.87%)
                                         Age 57.

Ernest Wachtel .............    III      President, Ellmax Corp., Builders             1970             98,491 (e)
                                         and Realty Investors, Elizabeth, N.J.                             (1.29%)
                                         Age 77.

W. Martin Willschick .......    III      Manager, Treasury Services, City of           1997              7,062 (f)
                                         Toronto, Canada. Age 50. Mr. Willschick                           (0.09%)
                                         is Ms. Izak's first cousin.

----------

(a) No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

(b) The shares of the Company's Common Stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.

(c) Includes 16,390 shares of stock that could be acquired by S. Wilzig Izak on the exercise of options exercisable within 60 days of April 30, 2002.

(d) Includes 26,813 shares of stock owned by a profit sharing plan, 27,864 shares owned by Dr. Schwartz' wife and 2,953 shares owned by or on behalf of Dr. Schwartz' children.

(e) Includes 10,300 shares of stock that could be obtained by each of these Outside Directors on the exercise of options exercisable within 60 days of April 30, 2002.

(f) Includes 5,000 shares of stock that could be obtained by W. Martin Willschick on the exercise of options exercisable within 60 days of April 30, 2002.

(g)  Miles Berger was elected in May 2002 to fill a vacancy created by Dr. Ira
     F. Braun's decision to retire for personal reasons.

     At April 30, 2002, all current directors and current executive officers as a group (seven persons) beneficially owned equity securities as follows:

                                        AMOUNT
                                      BENEFICIALLY
TITLE OF CLASS                           OWNED              PERCENT OF CLASS
--------------                        ------------          ----------------
Common Stock ......................     410,032*                 5.16%

----------

* Includes 72,890 shares subject to options exercisable within 60 days of April 30, 2002.

SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. The Company is not aware of any delinquent filings in 2001.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth, for the years ended December 31, 1999, 2000 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to the Chief Executive Officer of the Company (the "Named Officer"), for services rendered in all capacities during such period.

                                             SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                 LONG-TERM
 NAME AND CURRENT                  -----------------------------------------    COMPENSATION         ALL OTHER
PRINCIPAL POSITION                 YEAR       SALARY       BONUS    OTHER(A)   OPTIONS GRANTED     COMPENSATION(B)
------------------                 ----      --------      -----    --------   ---------------     ---------------
S. Wilzig Izak, .................  2001      $140,000       --        --             --                  $286
  Chairman and CEO                 2000       140,000       --        --             --                   272
                                   1999       140,000       --        --             --                   255

----------

(a) During the periods covered, the Named Officer did not receive perquisites (i.e., personal benefits such as country club memberships or use of automobiles) in excess of the lesser of $50,000 or 10% of such individual's salary and bonus.

(b) The $286 amount for 2001 represents the dollar value of insurance premiums paid by the Company for term life insurance for Ms. Izak.

STOCK OPTIONS

     In June 1995, the Company adopted two new stock-based compensation plans (the 1995 Stock Option and Incentive Plan and the 1995 Non-Employee Director Stock Option Plan) under which up to 450,000 and 150,000 shares of Common Stock, respectively, are available for grant. Options may no longer be granted under stock option plans approved prior to 1995; however, certain options granted under such prior plans currently remain outstanding.

     No stock options were granted to the Named Officer during the year ended December 31, 2001. The following table provides data regarding options exercised during 2001 by the Named Officer as well as the number of shares covered by both exercisable and non-exercisable stock options held by the Named Officer at December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of an existing option and $3.12, the closing sale price of the Company's Common Stock on the American Stock Exchange on December 31, 2001.


              OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF
                                                                 SECURITIES         VALUE OF
                                                                 UNDERLYING        UNEXERCISED
                                                                 UNEXERCISED       IN-THE-MONEY
                                                                  OPTIONS AT        OPTIONS AT
                                                                   12/31/01          12/31/01
                                                                 -------------     -------------
                                 SHARES ACQUIRED      VALUE      EXERCISABLE/      EXERCISABLE/
NAME                               ON EXERCISE       RECEIVED    UNEXERCISABLE     UNEXERCISABLE
----                             ---------------     --------    -------------     --------------
S. Wilzig Izak .................       0               $0           16,390/0          $ 0/0

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1996 in (i) the Company's Common Stock, (ii) the Standard and Poor's 500 Index, and (iii) the Dow Jones Oil--Secondary Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG WILSHIRE OIL COMPANY OF TEXAS,
                   DOW JONES OIL--SECONDARY AND S&P COMPOSITE



                    [GRAPHICAL REPRESENTATION OF DATA CHART]



                   ASSUMES $100 INVESTED ON DECEMBER 31, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2001

BOARD REPORT ON EXECUTIVE COMPENSATION

     The Company does not have a separate Compensation Committee, and, therefore, decisions concerning the compensation of the Company's executive officers are made by the entire Board of Directors (other than decisions relating to the grant of stock options under the Company's stock option plan, which are made by the Stock Option Committee). S. Wilzig Izak, the Chief Executive Officer of the Company and member of the Board of Directors, has abstained from all votes pertaining to her compensation. Pursuant to SEC rules designed to enhance disclosure of corporate policies concerning executive compensation, set forth below is a report submitted by the Board which addresses the Company's compensation policies for 2001 as they affected the Company's Chief Executive Officer.

     The goals of the Company's compensation policies pertaining to executive officers are to provide a competitive level of salary and other benefits to attract, retain and motivate highly qualified personnel, while balancing the desire for cost containment.

     The Company provides the Chief Executive Officer with a competitive salary. The Board also believes that executive's compensation should be more closely tied to Company performance through emphasis on equity rather than incremental pay increases. This policy also serves to contain costs. The Company did not increase the Chief Executive Officer's salary in 2001.

     The Board believes that the key element in the Company's long term compensation of executive officers is a stock option plan. In light of Ms. Izak's current option holdings and other equity interests in the Company, the Board's Stock Option Committee decided not to grant additional stock options to Ms. Izak in 2001.

     The Board believes that its compensation policies balance the objectives of fostering the retention and motivation of qualified executive officers while striving to contain personnel costs.

     This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

                             Respectfully submitted,

                    S. Wilzig Izak       Dr. William J. Schwartz
                    Milton Donnenberg    Miles Berger
                    Eric J. Schmertz     Ernest Wachtel
                                         W. Martin Willschick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a formal Compensation Committee. However, the entire Board of Directors performs the functions of such a Committee by establishing compensation policies. S. Wilzig Izak, the Company's Chief Executive Officer, is a member of the Board of Directors. She has abstained from all votes pertaining to her own compensation. Siggi B. Wilzig, the Company's Senior Consultant and former Chairman and President of the Company, has participated in deliberations of the Board concerning executive officer compensation. Mr. Wilzig has no vote with respect to such matters.

     During 2000, the Company acquired mortgage notes receivable secured by underlying property from the Trust Company of New Jersey ("TCNJ") for $3.5 million. This transaction was financed in part with a $2.1 million loan from TCNJ. In 2001, the Company entered into an agreement whereby they borrowed $3.2 million from TCNJ which was issued to a third party and redeemed the mortgage notes acquired in 2000 in exchange for $6.79 million of mortgage notes receivable. In addition, the Company obtained from TCNJ a $2.6 million loan at prime secured by a certificate of deposit bearing interest at 1.85%, which matured in March 2002.

     During March 2002, the Company refinanced an existing mortgage loan with TCNJ for $4.08 million and redeemed an unsecured line of credit with TCNJ for $1.5 million. At March 29, 2002, the Company was indebted to TCNJ for approximately $26.8 million of first mortgage loans at a weighted average interest rate of approximately 7.53%, $1.97 million loan secured by marketable securities at prime and a $2.0 million unsecured line of credit bearing interest at prime. Siggi B. Wilzig, whose shareholdings of the Company are described on page 2 of this proxy statement, is an officer, director and significant shareholder of TCNJ.


                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews Wilshire's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on SEC Form 10-K/A with Wilshire's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors their independence from Wilshire and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and considered the compatibility of non-audit services with the auditors' independence. In addition, the Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Wilshire's Annual Report on SEC Form 10-K/A for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

     Respectfully submitted on April 30, 2002 by the members of the Audit Committee of the Board of Directors:

                                   W. Martin Willschick, Chairman
                                   Eric J. Schmertz
                                   Milton Donnenberg

AUDIT FEES AND RELATED MATTERS

AUDIT FEES

     The Company was billed $115,000 for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN IMPLEMENTATION FEES

     No fees were charged to the Company by Arthur Andersen LLP for information technology services for the year ended December 31, 2001.

ALL OTHER FEES

     During the year ended December 31, 2001, the Company was billed $15,000 by Arthur Andersen LLP for non-audit (tax) services.

OTHER MATTERS

     Since there were no other services rendered by Arthur Andersen LLP, the Audit Committee has concluded that there were no independence issues for the year ended December 31, 2001.

     Of the time expended by the Company's principal accountant to audit the Company's financial statements for the year ended December 31, 2001, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the recommendation of the Audit Committee of the Board of Directors, the Company engaged the independent public accounting firm of Arthur Andersen LLP to audit the Company's books, records, and accounts for the year 2001. Due to the recent extraordinary events involving Arthur Andersen LLP, the Audit Committee has not yet determined which accounting firm it intends to recommend to be the Company's auditors for the year 2002. Due to those same events, the Company does not know whether a representative of Arthur Andersen LLP will be at the annual meeting and available to answer questions, but the Company will arrange for an accountant to be available to answer appropriate questions.

                                  MISCELLANEOUS

     Submission of Stockholder Proposals--Any proposals of stockholders intended to be presented at the 2003 Annual Meeting must be received by the Company no later than January 30, 2003 for inclusion in the Company's Proxy Statement and form of proxy.

     Furthermore, in order for business to be properly brought before any meeting by a stockholder, the stockholder must give timely prior notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be given to the Secretary not less than 60 nor more than 90 days prior to the date of the meeting; provided that if the date of the meeting is first publicly announced less than 70 days before the date of the meeting, such advance notice must be given within ten days after such meeting date is first publicly announced. All such notices must set forth, as to each matter the stockholder proposes to bring before the Annual Meeting, (i) the text of the proposal, (ii) a brief description of the reasons for such proposal, (iii) the name and address of the stockholder proposing such business, (iv) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (v) any material interest of the stockholder in such proposal. The chairperson of the meeting will determine whether sufficient notice has been given; in the absence of such notice, a stockholder proposal will not be considered.

     We hope that you will attend the meeting of shareholders, and look forward to your presence. HOWEVER, EVEN THOUGH YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. If you wish to change your vote or vote in person, your proxy may be revoked at any time prior to the time it is voted.


                                             /s/ S. WILZIG IZAK
                                             --------------------------
                                             S. WILZIG IZAK
                                             Chairman of the Board


Dated: May 29, 2002

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES OR HAS PRECEDED THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD WHO REQUESTS IT, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K/A, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2001. REQUESTS FOR COPIES OF THE FORM 10-K/A SHOULD BE SENT TO: WILSHIRE OIL COMPANY OF TEXAS, SHAREHOLDER RELATIONS DEPARTMENT, 921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306.

                       DIRECTIONS TO MARRIOTT GLENPOINTE

                 100 FRANK W. BURR BOULEVARD, TEANECK, NJ 07666
                                 (201) 836-0600



o    FROM POINTS NORTH AND EAST:

     Interstate 95 South to Exit 70 (Teaneck) Bear Right into Hotel Parking Lot (2 Miles south of the George Washington Bridge)


o    FROM POINTS WEST:

     Interstate 80 East to Exit 70 (Teaneck) (Following Signs to I-95 North) After Crossing Overpass, Bear Right into Hotel Parking Lot


o    FROM POINTS SOUTH:

     Interstate 95 North (Becoming New Jersey Turnpike), continuing on 95 North to Exit 70 (Teaneck)
     After Crossing Overpass, Bear Right into Hotel Parking Lot



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                 You are cordially invited to join us for lunch,
                        prior to the meeting at 1:00 p.m.
--------------------------------------------------------------------------------

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                          WILSHIRE OIL COMPANY OF TEXAS
                               PROXY--COMMON STOCK
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoints W. Martin Willschick and Ernest Wachtel and each of them, proxies with full power of substitution in each of them to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of WILSHIRE OIL COMPANY OF TEXAS to be held on July 19, 2002 or at any adjournments thereof, on the following as specified and on such other matters as may properly come before the meeting, hereby revoking any proxy previously given.

     A VOTE FOR IS RECOMMENDED BY THE DIRECTORS ON THE FOLLOWING:

1. Nominees for Class I director: Eric J. Schmertz, Esq., Dr. William J. Schwartz and Miles Berger

     [ ]  FOR ALL NOMINEES LISTED [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED

     ---------------------------------------------------------------------------
     (To withhold your vote for any individual nominee(s) print the nominee's name(s) on the line above.

     Upon all such other matters as may properly come before the meeting and/or any adjournments thereof, as the proxies in their discretion may determine.

     Unless you specify otherwise, this proxy, if executed, will be voted FOR the above Proposals.

--------------------------------------------------------------------------------
       IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
--------------------------------------------------------------------------------
                          (Continued on reverse side.)



--------------------------------------------------------------------------------

                         (Continued from reverse side.)

     The signer acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2001.

                                         Dated:___________________________, 2002

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature if held jointly


                                         Please sign exactly as your name
                                         appears hereon. When shares are held by
                                         joint tenants, both should sign. When
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If a
                                         corporation, please sign in full
                                         corporate name by President or
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

     ----------------------------------------------------------------------
   IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

--------------------------------------------------------------------------------